UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2017

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039637
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of Carolina Financial Corporation (the “Company”) was held on April 26, 2017 at 5:00 p.m., at the Marina Inn at Grande Dunes, 8121 Amalfi Place, Myrtle Beach, South Carolina (the “Annual Meeting”). Of the 14,438,595 shares outstanding, at the Annual Meeting there were present, in person or by proxy, 12,469,600 shares of the Company’s common stock, representing approximately 86.36% of the total outstanding eligible votes. The stockholders of the Company voted: (1) to elect three Class III members to the Board of Directors; and (2) to ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017.

The results of the Annual Meeting are as follows:

1.	To elect three Class III directors:

Nominee	Class	For	Withheld	Broker Non-Votes
Robert G. Clawson, Jr.	Class III	9,107,507	139,774	3,222,319
Gary M. Griffin	Class III	9,147,591	99,690	3,222,319
Daniel H. Isaac, Jr.	Class III	9,122,909	124,372	3,222,319

The other directors that continued in office after the meeting are as follows:

Class I	Class II
Robert M. Moise	W. Scott Brandon
David L. Morrow	Jeffrey L. Deal
Jerold L. Rexroad	Michael P. Leddy
Claudius E. Watts, IV	Thompson E. Penney

One of the Company’s former Class III directors – G. Manley Eubank – did not stand for re-election at the Annual Meeting based on the age limitation for directors set forth in the Company’s Amended and Restated Bylaws. Accordingly, Mr. Eubank retired from the Board of Directors effective as of the adjournment of the Annual Meeting.

2.	To ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017:

For	Against	Abstain
12,328,555	13,838	127,207

Item 8.01 Other Events

On April 26, 2017, the Company’s Board of Directors declared a quarterly cash dividend of $0.04 per share payable on its common stock. The cash dividend will be payable on July 6, 2017 to stockholders of record as of June 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: April 27, 2017